Exhibit 10.34

                               GUARANTY AGREEMENT

                 This is a Guaranty Agreement dated as of December 29, 2000 (this "Agreement"), among Bank One, Kentucky, NA, as Agent Bank (the "Agent Bank") on behalf of itself and the other Banks identified in the Loan Agreement referenced below, and NATIONAL TOBACCO COMPANY, L.P., NORTH ATLANTIC OPERATING COMPANY, INC. and NATIONAL TOBACCO FINANCE CORPORATION (each a "Guarantor and collectively, the "Guarantors").

                                    SECTION 1

                            Recitals and Definitions

           1.01 This Agreement is entered into concurrently with and pursuant to that certain Loan Agreement dated as of December 29, 2000 (the "Loan Agreement") entered into by and among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower"), each of the Guarantors as a Subsidiary of the Borrower, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and Bank One, Kentucky, NA, as Agent Bank. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. To the extent this document contains references to multiple "Banks", "Revolving Credit Notes" or "Term Notes," at a time when there exists only one "Bank", "Revolving Credit Note" or "Term Note", such references shall be deemed to refer to such single "Bank," "Revolving Credit Note" or "Term Note," as appropriate.

           1.02 Pursuant to the Loan Agreement, the Borrower has executed and delivered to the Banks Revolving Credit Notes and the Term Notes in the total principal amount of Thirty Five Million Dollars ($35,000,000) (such Revolving Credit Notes and Term Notes, including any note or other instrument issued in renewal, replacement, extension, modification, novation and/or revival thereof, is hereinafter referred to as the "Notes") and various other Loan Documents.

                                    SECTION 2

                       Guaranty of Payment and Performance

                 2.01 The Guarantors, intending to be bound as accommodation parties for the Borrower, absolutely and unconditionally, and jointly and severally, each guarantee the following obligations and/or liabilities (collectively, the "Guarantied Obligations"): (a) the prompt payment in full by the Borrower of all obligations under the Loan Agreement (including reimbursement obligations under Letters of Credit) and the Notes; (b) the punctual and faithful performance and observance by the Borrower of all other obligations and undertakings to be performed or observed pursuant to the Loan Agreement and the other Loan Documents; and (c) that the Guarantors will, upon demand, pay to the Agent Bank the costs and expenses incurred by the Agent Bank in connection with enforcing the Agent Bank's rights under this Agreement, including, without limitation, the reasonable fees and expenses of counsel.

Notwithstanding the foregoing, the maximum aggregate liability of the Guarantors under this Agreement (the "Maximum Liability Amount") is the lesser of (a) the sum of the Guarantied Obligations, including, but not limited to, (1) the aggregate principal balance of, and all accrued interest on, the Notes, (2) any costs and expenses as specified in subsection (c) of this Section 2.01, and (3) any other damages or other amounts provided for in the Loan Documents; or (b) Thirty Five Million Dollars ($35,000,000), plus accrued interest, costs and expenses, as specified in subsection (c) of this Section 2.01. The Maximum Liability Amount under this Agreement shall be in addition to the maximum aggregate liability of the Guarantors or of any other guarantor to the Agent Bank under any guaranty agreement of the Guarantor or any other guarantor heretofore or hereafter given.

                                    SECTION 3

      Obligations Unconditional and Joint and Several as to each Guarantor

                 3.01 This is an unconditional and absolute guaranty of payment and performance. If for any reason the Borrower fails to observe or perform any obligation, undertaking or condition (whether affirmative or negative) in the Loan Agreement or any other of the Loan Documents, to be performed or observed by the Borrower or if any amounts payable by the Borrower pursuant to the Notes or the Loan Agreement are not paid promptly when due or any Event of Default occurs, the Guarantors shall promptly use their best efforts to perform or observe or cause to be performed or observed each such obligation, undertaking or condition and forthwith shall pay such amount at the place and to the person entitled thereto pursuant to the Notes or the Loan Agreement, regardless of any set-off or counterclaim which the Borrower may have or assert, and regardless of whether or not the Agent Bank or anyone on behalf of the Agent Bank shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against the Borrower or any other person to compel such performance or to collect all or any part of such amount pursuant to the provisions of the Notes, the Loan Agreement or any other of the Loan Documents, or at law or in equity, or otherwise, and regardless of any other condition or contingency.

                 3.02 The liability of each Guarantor is and shall be for the payment in full of the entire amount of the Guarantied Obligations, and such liability is and shall be joint and several with that of (i) the Borrower, (ii) the other Guarantors, (iii) any co-maker or accommodation party, or (iv) any other guarantor, subject to the Maximum Liability Amount. This Agreement shall not, however, be construed to require the Guarantors to make any payment which is duplicative of a payment already made by any Guarantor or by the Borrower, any co-maker, accommodation party, or any other guarantor.

                                    SECTION 4

                             Waivers and Agreements

                 The Guarantors hereby unconditionally:


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
                 4.01 Waive any requirement that the Agent Bank first seek to enforce remedies against the Borrower or any other person or entity before seeking to enforce this Agreement against the Guarantors.

                 4.02 Waive any requirement that the Agent Bank first make demand upon, or seek to enforce remedies against, any other Guarantors, or against any other guarantor of any of the Guarantied Obligations in any particular order, before demanding payment from, or seeking to enforce this Agreement against, a particular Guarantor. Each Guarantor acknowledges that the Agent Bank, in the Agent Bank's sole discretion, may enforce remedies against any one Guarantor pursuant to this Agreement and not enforce similar remedies against any other Guarantors with respect to the Guarantied Obligations or vice versa. The Guarantors further acknowledge that the enforcement of remedies against the Guarantors in lieu of enforcing remedies against any other guarantor, or vice versa, shall not affect the validity or enforceability of the Agent Bank's rights and/or remedies under this Agreement or any other guaranty agreement guarantying any of the Guarantied Obligations.

                 4.03 Waive any requirement that the Agent Bank first seek to enforce remedies against any property in which the Agent Bank may have any interest securing any (a) indebtedness which the Guarantors have guaranteed under this Agreement, or (b) guaranty obligations of any other guarantor, or enforcing any such rights in any particular order, before demanding payment from, or seeking to enforce this Agreement against, the Guarantors.

                 4.04 Covenant that the Guarantors' obligation under this Agreement will not be discharged except by complete payment and performance of all of the Guarantied Obligations, including, without limitation, all obligations of the Borrower under the Notes, and all other obligations of the Borrower under the Loan Agreement and the other Loan Documents, or by payment in full by the Guarantors of the Maximum Liability Amount in accordance with the terms of this Agreement.

                 4.05 Agree that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired by any invalidity, irregularity or unenforceability in whole or in part of the Notes, the Loan Agreement, any other of the Loan Documents, or any limitation of the liability of the Borrower thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

                 4.06 Waive any obligation that the Agent Bank might otherwise have to marshal assets or to proceed against any particular persons or assets in any particular order.

                 4.07 Waive any defenses the Guarantors may have arising out of or in any way related to any or all of the following:

                 (a) Any failure on the part of the Agent Bank to perfect the Agent Bank's security interest in or lien against, or any lack of diligence in connection with or failure to foreclose or realize upon, any property, whether real or personal, tangible or intangible, now or hereafter granted to the Agent Bank as collateral security for any of (1) the Borrower's liabilities or obligations, or (2) the Guarantors' liabilities or obligations hereunder, or (3)


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
any other guarantor's liabilities or obligations under any other Guaranty Agreement relating to all or any part of the Guarantied Obligations.

                 (b) The voluntary or involuntary discharge or release of any of the Guarantied Obligations, or of any co-maker, accommodation party, surety or any other person or entity, including but not limited to, any other guarantor, whether voluntarily or by reason of bankruptcy, insolvency, or other laws affecting the rights of creditors generally or otherwise.

                 (c) The receipt by the Agent Bank of any provisional, invalid or refundable payment if such payment is thereafter revoked or if such payment is returned by the Agent Bank to or for the benefits of the Borrower or any other guarantor or the creditors of either.

                 (d) Any right of set-off or counterclaim against the Agent Bank which would otherwise impair the Agent Bank's rights against the Guarantors or any other guarantor (including, without limitation, any other guarantor).

                 (e) Any change in the composition, ownership or business of the Borrower or any other guarantor.

                                    SECTION 5

                            Obligations Not Impaired

                 The obligations of the Guarantors are intended to be in addition to and independent of those of the Borrower under the Guarantied Obligations. In addition, each Guarantor acknowledges that the Guarantors' obligations under this Agreement are independent of and in addition to the obligations of any other guarantor(s) under any other guaranty agreement(s) related to all or any part of the Guarantied Obligations. To that end, the obligations, undertakings and conditions to be performed or observed by the Guarantors under this Agreement shall not be affected or impaired by reason of the happening from time to time and one or more times of any of the following with respect to the Notes, the Loan Agreement, or any assignment of the rights of the Agent Bank under this Agreement whether or not with notice to, or further consent of, the Guarantors:

                 5.01 Waiver by the Agent Bank or any other person(s) of the observance or performance by (a) the Borrower of any obligation, undertaking or condition contained in the Notes, the Loan Agreement or any other of the Loan Documents, or (b) any other guarantor of any liability or obligation contained in its guaranty agreement (except for the particular observance or performance so waived).

                 5.02 Extension of the time for payment by the Borrower or any guarantor of any amount owing or payable under the Notes, the Loan Agreement, or any other guaranty agreement or of the time for payment or performance by the Borrower, any other guarantor(s) or any other person of any other obligation under or arising out of the Guarantied Obligations, or otherwise under or with respect to the Notes, the Loan Agreement, any other of the Loan Documents, or


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
any other guaranty agreement related to all or any part of the Guarantied Obligations or the extension or the renewal of any thereof (except for the particular extension or renewal so granted).

                 5.03 Modification or amendment (whether material or otherwise) of any term, obligation, undertaking or condition to be performed by the Borrower or any other guarantor(s) under the Guarantied Obligations, or otherwise under or with respect to the Notes, the Loan Agreement, any other of the Loan Documents, or any other guaranty agreement.

                 5.04 Taking or omitting to take any action referred to in the Notes, the Loan Agreement, any other of the Loan Documents, or any other guaranty agreement.

                 5.05 Any failure, omission, delay or lack on the part of the Agent Bank or any other person, to enforce, assert or exercise any right, power or remedy conferred on the Agent Bank or any other person in the Notes, the Loan Agreement, any other of the Loan Documents, or any other guaranty agreement, or any action on the part of the Agent Bank or any other person granting indulgence or extension in any form, or suspending any such right, power or remedy as to any person or entity.

                 5.06 Voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liability, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting the Borrower or any other guarantor(s), or the assets of the Borrower or any other guarantor(s), or the disaffirmance, rejection or postponement in any such proceeding of any other obligations or undertakings of the Borrower or any other guarantor(s) set forth in the Notes, the Loan Agreement, any of the Loan Documents or any other guaranty agreement.

                 5.07 Release or discharge of the Borrower or any other guarantor(s) from the performance or observance of any obligation, undertaking or condition to be performed by the Borrower or any other guarantor(s) under the Notes, the Loan Agreement, any other of the Loan Documents or any other guaranty agreement by operation of law or otherwise.

                 5.08 Release, substitution, exchange, dissipation, surrender or replacement of any collateral security for any liability or obligation of the Borrower or any other guarantor(s), with respect to all or any part of the Guarantied Obligations or otherwise, under or with respect to the Loan Documents or any other guaranty agreement, whether or not permitted in any of the Loan Documents.

                 5.09 Receipt and acceptance by the Agent Bank or any other person or entity of notes, checks or other instruments for the payment of money made by the Borrower or other person or entity, and extension or renewals of such instrument (except to the extent that such instruments are paid or converted into cash).

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
                 5.10 Any failure of title with respect to the interest of the Borrower or Agent Bank in the collateral security for any liability or obligation of the Borrower or any other guarantor(s) or any equipment or components thereof.

                 5.11 The dissolution, merger or consolidation of the Borrower or any other guarantor(s) or the sale, divestiture or other disposition of any or all of the interest of the Borrower or any other guarantor(s) in any collateral.

                 5.12 Any action or inaction (including, without limitation, the election of the Agent Bank to proceed with a judicial or nonjudicial foreclosure against any real or personal property security it holds) by the Agent Bank or any other persons which results in any impairment or destruction of (a) any subrogation or rights of the Guarantors, (b) any rights of the Guarantors to proceed against the Borrower, and other guarantor(s) or any other person for reimbursement, or (c) any rights of Agent Bank with respect to any collateral security for any liability or obligation of the Borrower with respect to all or any part of the Guarantied Obligations, or otherwise under or with respect to the Loan Documents, or for any obligation under any other guaranty agreement.

                 5.13 Any action taken by the Agent Bank or any other person or entity against the Borrower or any or all of the Guarantors which would afford the Borrower or any guarantor a defense based on any anti-deficiency protection under the laws of any jurisdiction.

                 5.14 Change, exchange, waiver, release or subordination, in whole or in part, of any security interest, mortgage, pledge or other lien now or hereafter held by the Agent Bank as collateral security for any of the Guarantied Obligations, or any other liability or obligation of the Borrower under the Loan Documents, or for any obligations under any other guaranty agreement and the justifiable or unjustifiable impairment of any such collateral security, or suspension of the right to enforce against any such collateral security.

                 5.15 Grant of indulgences, forbearances or compromises with respect to, and any settlement made with, Borrower, or any co-maker, accommodation party, surety, any other guarantor(s) or any other person or entity, or with respect to any of the Guarantied Obligations or the obligations under any other guaranty agreement.

                 5.16 Extension of loans, credit, advances, discounts and other financial accommodations to the Borrower by the Agent Bank or Banks in addition to, or in excess of, the amount of the Guarantied Obligations.

                 5.17 Acceptance by the Agent Bank or Banks of any late, partial or interest-only payment with respect to the Guarantied Obligations.

                 5.18 Lack of diligence by the Agent Bank in collecting, or attempting to collect, the Guarantied Obligations, the obligations under any other guaranty agreement or any other obligations or liabilities or in otherwise dealing with the Borrower, the Guarantied Obligations or any co-maker, accommodation party, surety, or any other guarantor(s), or any other person or entity.

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
                 5.19 The calling for and accepting, at any time the Agent Bank deems necessary or appropriate, as additional security, the signature or signatures of additional parties, or a security interest in property of any kind or description, or both.

                 5.20 Any other cause, whether similar or dissimilar to the foregoing. It is the intention of each of the Guarantors that this Agreement constitute an absolute and unconditional guaranty in any and all circumstances, and this Agreement shall be discharged only by the payment in full of all sums guarantied and by the performance in full of all of the obligations guarantied.

                                    SECTION 6

                                Waiver of Notice

                 6.01 Each of the Guarantors waives notice of acceptance of this Agreement by the Agent Bank, notice of execution and delivery of the Notes, the Loan Agreement, any other of the Loan Documents, and any other guaranty agreement, or any instrument referred to in such documents. Each of the Guarantors further waives, to the fullest extent permitted by applicable law, each and every notice to which the Guarantors would otherwise be entitled under principles of guaranty or suretyship law. Without limiting the generality of the foregoing, each of the Guarantors hereby expressly waives all notices and defenses whatsoever with respect to this Agreement or with respect to the Guarantied Obligations, including, but not limited to, notice of the Agent Bank's acceptance of the Agreement or its intention to act, or its action, in reliance upon this Agreement; notice of the present existence or future incurring by the Borrower of any Guarantied Obligations or any other obligations or liability or any terms or amount thereof or any change therein; notice of any default or nonpayment (whether to the Guarantied Obligations or of any other obligation or liability) by the Borrower or any accommodation party, co-maker, surety, pledgor, mortgagor, grantor of security, any other guarantor(s) or any other person or entity; notice of the obtaining or release of any guaranty or surety agreement (in addition to this Agreement), pledge, mortgage, security interest, assignment, or other security for any of the Guarantied Obligations; notice of dishonor; notice of nonpayment; notice of acceleration of the Guarantied Obligations; notice of the making of a demand for payment of the liability or obligations of the Borrower; presentment and notice of presentment; protest and notice of protest; demand and notice of demand; nonpayment and notice of nonpayment and any notice of the disposition of any collateral held to secure the Guarantied Obligations. Each of the Guarantors recognizes and hereby guarantees the Notes which may vary in the amount of aggregate principal outstanding, and waives notice of all disbursements made to the Borrower pursuant to the Loan Agreement. In any event, the Guarantors' obligations under this Agreement shall not exceed the limitations provided in Section 2 of this Agreement.


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
                                    SECTION 7

                                   Subrogation

                 7.01 The Guarantors jointly agree not to exercise any right which may have been acquired by way of subrogation under this Agreement, by any payment made hereunder or otherwise, unless and until all of the Guarantied Obligations, including, but not limited to, all obligations, undertaking or conditions to be performed or observed by the Borrower pursuant to the Notes, the Loan Agreement and any other of the Loan Documents, shall have been performed, observed or paid in full. If any payment shall be made to the Guarantors on account of such subrogation rights at any time when such obligations, undertakings or conditions have not been performed, observed or paid in full, the Guarantors shall pay each and every such amount to the Banks if any amount is outstanding under the Notes, the Loan Agreement, or any other of the Loan Documents, to be credited and applied upon any of the obligations, undertakings or conditions to be performed, observed or paid pursuant to the Notes, the Loan Agreement and any other of the Loan Documents.

                                    SECTION 8

                              Rescission of Payment

                 8.01 Notwithstanding Section 9 below, this Agreement shall continue to be effective, or be reinstated as the case may be, as though such payment had not been made, if any payment by the Borrower pursuant to the terms and conditions of the Notes, the Loan Agreement, this Agreement or any other of the Loan Documents is rescinded or must otherwise be restored or returned by the Agent Bank for any reason, including, without limitation (a) the invalidity or unenforceability of the obligation paid, for any reason; (b) failure or insufficiency of consideration for the obligation paid, or (c) the insolvency, bankruptcy or reorganization of the Borrower or any of any other guarantor(s).

                                    SECTION 9

                                   Termination

                 9.01 This Guaranty Agreement shall remain in full force and effect until, and shall terminate on the earlier of (a) the day following the date of (1) payment in full upon maturity of all sums payable by the Borrower under the Notes and the Loan Agreement, and (2) performance in full of all other obligations of the Borrower in accordance with the provisions of, the Notes, the Loan Agreement, this Agreement, all of the other Loan Documents, and any extension and renewals thereof; or (b) December 31, 2003.

                                   SECTION 10

                        Security for Guaranty Obligations

                 10.01 Each of the Guarantors has entered into the Security Agreement, in which it has agreed to grant the Agent Bank a first lien on all of its assets, to secure its obligations to the Agent Bank and the Banks under this Agreement. Additionally, National Tobacco Company, L.P., has entered into the Mortgage in favor of the Agent Bank to additionally secure its obligations hereunder.

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
                                   SECTION 11

                                 Acknowledgement

                 11.01 Each of the Guarantors acknowledges that (a) pursuant to the provisions of the Loan Agreement, the Revolving Credit Facility and the Term Loans shall be effective as of the Closing Date, and unless the Revolving Credit Facility or Term Loans are sooner terminated (or extended in the Banks' sole discretion) as provided in the Loan Agreement, shall continue in effect until December 31, 2002 and (b) the Banks are under no duty to extend the period of the Revolving Credit or the Term Loans beyond December 31, 2002.

                                   SECTION 12

                                  Miscellaneous

                 12.01 This Agreement shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent Bank and the Agent Bank's successors, transferees and assigns, including each and every holder of any indebtedness, obligation or liability of the Borrower constituting all or a portion of the Guarantied Obligations.

                 12.02 The Agent Bank may enforce this Agreement with respect to one or more breaches either separately or cumulatively.

                 12.03 This Agreement may not be modified or amended without the prior written consent of the Agent Bank and each of the Guarantors, and any attempted modification or amendment without such consent shall be void.

                 12.04 This Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws (including, without limitation, the conflicts of laws rules) of the State of New York.

                 12.05 If any part, term or provision of this Agreement is unenforceable or prohibited by any law applicable to this Agreement the rights and obligations of the parties shall be construed and enforced with that part, term or provision limited so as to make it enforceable to the greatest extent allowed by law, or if it is totally unenforceable, as if this did not contain that particular part, term or provision. A determination in one jurisdiction that any part, term or provision of this Agreement is unenforceable or prohibited by law does not affect the validity of such part, term or provision in any other jurisdiction.

                 12.06 The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.


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
                 12.07 This Agreement may be signed by each party hereto upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

                 12.08 This Agreement may be executed by each party in multiple counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement or its terms to account for more than one such counterpart.

                 12.09 In the event that any of the Guarantied Obligations arise out of or are evidenced by more than one obligation or liability of the Borrower to the Agent Bank or the Banks, this Agreement may be enforced as to each separate liability or obligation constituting one of the Guarantied Obligations, either separately or cumulatively.

                 12.10 The use of any gender in this Agreement shall be deemed to include each other gender to the extent the context requires.

                 12.11 A. Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least five (5) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

                 B. Except as otherwise provided in subsection (A) above, all notice or communications under this Agreement shall be in writing and shall be
(i) mailed by registered or certified mail, return receipt requested, (ii) hand delivered, or (iii) delivered by overnight carrier, to the parties at the addresses set forth below their names on the signature page(s) to this Agreement, and any notice so addressed and mailed or delivered to and/or deposited with such carrier, freight prepaid, shall be deemed to have been given when so mailed if mailed; or delivered if hand-delivered; or delivered to such overnight courier if delivered by overnight courier.

                 C. The parties hereto may at any time, and from time to time, change the address(es) to which notice shall be mailed, transmitted or otherwise delivered by written notice setting forth the changed address(es).


                            [SIGNATURE PAGES FOLLOW]

                 IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as of the date set out on the preamble hereto, but actually on the date(s) set forth below.

               GUARANTOR:           NATIONAL TOBACCO COMPANY, L.P.
                                    By NATIONAL TOBACCO FINANCE
                                    CORPORATION as its general partner

                                    By /s/ David Brunson
                                       ----------------------------------------

                                    Date: December 29, 2000
                                          -------------------------------------

                                    Address:
                                    c/o North Atlantic Trading Company, Inc.
                                    257 Park Avenue South - 7th Floor
                                    New York, New York 10010-7304
                                    Attn: David I. Brunson


               GUARANTOR:           NORTH ATLANTIC OPERATING COMPANY, INC.

                                    By /s/ David Brunson
                                       ----------------------------------------

                                    Date: December 29, 2000
                                          -------------------------------------

                                    Address:
                                    c/o North Atlantic Trading Company, Inc.
                                    257 Park Avenue South - 7th Floor
                                    New York, New York 10010-7304
                                    Attn: David I. Brunson


               GUARANTOR:           NATIONAL TOBACCO FINANCE CORPORATION

                                    By /s/ David Brunson
                                       ----------------------------------------

                                    Date: December 29, 2000
                                          -------------------------------------

                                    Address:
                                    c/o North Atlantic Trading Company, Inc.
                                    257 Park Avenue South - 7th Floor
                                    New York, New York 10010-7304
                                    Attn: David I. Brunson

               AGENT BANK:          BANK ONE, KENTUCKY, NA
                                    as Agent Bank, on behalf of itself and the other Banks

                                    By /s/ Joseph Brenner
                                       ----------------------------------------

                                    Title: Senior Vice President
                                           ------------------------------------

                                    Date: December 29, 2000
                                          -------------------------------------


                                    Address: BANK ONE, KENTUCKY, NA
                                    416 West Jefferson Street
                                    Louisville, KY 40202
                                    Attn: Mr. Joseph Brenner












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